UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
December 14, 2005
Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
58 South Service Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
     On December 14, 2005 and December 15, 2005, OSI Pharmaceuticals, Inc. issued press releases, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.
ITEM 9.01 Exhibits

Exhibit No.	Description

99.1	Press release, dated December 14, 2005.

99.2	Press release, dated December 15, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2005	OSI PHARMACEUTICALS, INC.
	By:	/s/ BARBARA A. WOOD
Barbara A. Wood
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 14, 2005.

99.2	Press release, dated December 15, 2005.

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